=

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2024

AmerInst Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o Davies Captive Management Limited
25 Church Street, Continental Building
P.O. Box HM 1601, Hamilton, Bermuda HMGX
(Address of Principal Executive Office) (Zip Code)

(441) 295-2185
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K
CURRENT REPORT

Item 8.01	Other Events.

On February 27, 2024, AmerInst Insurance Group, Ltd. (the “Company”), submitted a Petition to the Supreme Court of Bermuda (the “Court”) requesting (1) that the Company be wound up by the Court under the provisions of the Companies Act 1981, or (2) that the Court takes such other action that the Court deems just in the circumstances, given the facts set forth in the Petition. If the Court grants the Company’s request that the Court wind up the Company, the Court will appoint a provisional liquidator, who will take over operations of the Company, the officers and directors of the Company will no longer serve in such capacities, and the Company will no longer be able to make filings with the Securities and Exchange Commission. The foregoing description of the Petition does not purport to be complete and is qualified in its entirety by reference to the Petition, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K (the full text of which is incorporated herein by reference).

The Company experienced significant business hardships leading up to the filing of the Petition. After a sustained period of relatively stable financial performance from 1999 to 2019, the Company’s financial position started deteriorating in 2020, which was attributable to a number of factors including, but not limited to: (1) higher than expected loss emergence underwritten by the Company in policy years 2017, 2018 and 2019; (2) an increase in loss adjustment expenses; and (3) the impact of the COVID-19 pandemic on the Company’s investment portfolio.

The Company’s reinsurance business was conducted through Amerinst Insurance Company, Ltd (“AMIC”). AMIC was registered as a Class 3A reinsurer under the Bermuda Insurance Act 1978 and regulated by the Bermuda Monetary Authority. In 2009, AMIC entered into a quota share reinsurance agreement with a number of U.S. insurance companies in the Crum & Forster group (“C&F”). Also, in 2009, the Company’s key insurance entity, Protexure Insurance Agency, Inc (“PIA”), entered into a management and agency agreement with C&F, acting as C&F’s agent and manager for certain insurance products in the United States. C&F became the Company’s primary source of business.

Through 2020, AMIC reinsured 50% of the professional liability insurance placed by PIA with C&F. The higher than expected loss emergence in policy years 2017, 2018 and 2019 was in relation to the C&F business. As a result, C&F sharply increased its corresponding case reserves, and ultimately, the Company did not agree with the level of reserves set by C&F. Towards the end of 2020, C&F also implemented certain changes in rules and practices and prohibited PIA from underwriting business in seven US states (some of which were responsible for significant revenue).

By late 2020, it had become clear that the differences in opinion between the Company and C&F could not be reconciled. C&F’s reinsurance agreement with AMIC was terminated by agreement effective March 31, 2021 and C&F’s agency agreement with PIA was terminated by agreement effective March 31, 2022. As a result, AMIC’s reinsurance business ended, and on AMIC’s application, its insurance license was cancelled by the Bermuda Monetary Authority on May 17, 2022.

The Company’s ability to generate income through its investments was materially impacted by these events. Under the agreement between AMIC and C&F, terminating AMIC’s reinsurance of C&F business, AMIC agreed to make a payment to C&F in satisfaction of AMIC’s past, present and future obligations and liabilities to C&F. The aggregate sum owed to C&F by AMIC was $26,076,000, which was paid in October 2021.

In order to enable AMIC’s payment to C&F, the Company liquidated its entire investment portfolio in September 2021. At December 31, 2020, the Company’s investment portfolio was valued at $20,344,127. At December 31, 2021, the Company’s investment portfolio was valued at $0.

In short, during the course of 2021, two out of the Company’s three main revenue streams, reinsurance and investment income, had been lost. Entering 2022, PIA’s brokerage and agency activities for insurers (other than C&F) was now the only source of prospective revenue for the Company.

In December 2022, McGowan Consolidated Insurance Holdings Group Inc (“MCIHG”) contacted PIA’s Chief Executive Officer. MCIHG expressed interest in purchasing the assets of PIA. By mid-February 2023, the Company received three formal letters of intent to purchase PIA, including one from MCIHG’s subsidiary. These letters of intent were considered by the Company’s and PIA’s Boards of Directors, and the MCIHG’s subsidiary’s letter of intent was accepted.

The parties negotiated and signed an asset purchase agreement (“APA”) for substantially all of PIA’s assets. The APA was subject, among other things, to the approval of the company’s shareholders, which approved the sale on October 26, 2023. On October 31, 2023, the APA became effective.

Subsequently, the Company has been working to ascertain any liabilities and expenses that required payment as part of its general winding-down, pre-liquidation. The Company and PIA had contingent assets and liabilities that could not be ascertained in advance of the entry into the APA.

Ultimately, the Board determined that the Company was insolvent and that, given its financial circumstances, it was the duty of the directors to cause the Company to petition the Court for the winding-up of the Company.

On March 11, 2024, the Court issued the Petition, which contained a listing date for the first hearing of the petition at 10am (Atlantic Daylight Time (“ADT”)) on April 12, 2024. The hearing will take place at—

The Supreme Court of Bermuda
2nd floor, Government Administration Building
30 Parliament Street
Hamilton HM12
Bermuda

Any person desirous to support or oppose the making of an order on the said petition may appear at the time of hearing by himself or his counsel for that purpose. Any person who intends to appear on the hearing of the said petition must serve on or send by post, notice in writing of his intention so to do to—

Appleby (Bermuda) Limited
22 Victoria Street
Hamilton HM EX
Bermuda

Attorneys for the Petitioner

Service of any such notice will also be accepted by email to jbatten@applebyglobal.com.

The notice must state the name and address of the person, or, if a firm, the name and address of the firm, and must be signed by the person or firm, or his or their attorney (if any), and must be served, or if posted, must be sent by post in sufficient time to reach the abovenamed not later than four o’clock ADT in the afternoon of April 11, 2024.

If the Court determines that it should make a winding-up order, a provisional liquidator will be appointed. The provisional liquidator will take over operations of the Company. The provisional liquidator is under a duty to preserve and gather in assets of the Company for the benefit of its creditors and, to the extent of any surplus, its contributories (the term for shareholders once the Company has entered liquidation). The provisional liquidator will be under a duty to call first meetings of creditors and contributories to provide an update on the status of the Company’s liquidation. The Company’s creditors and contributories can choose to confirm the provisional liquidator as permanent liquidator at the first meeting or nominate another suitably qualified candidate as permanent liquidator.

It is not possible to say when a distribution, if any, might be made to the Company’s creditors and contributories.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Petition to the Supreme Court of Bermuda, dated as of February 27, 2024

99.2	Advertisement of Petition in Bermuda Royal Gazette, dated March 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Thomas B. Lillie
Thomas B. Lillie Chairman of the Board

Date: March 20, 2024